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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                    -----------------------------------------
       Date of Report (Date of earliest event reported): January 27, 2004


                       PENNSYLVANIA COMMERCE BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                   333-78445                  25-1834776
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(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       file number)           Identification No.)



             100 Senate Avenue, Camp Hill, Pennsylvania        17011
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               (Address of Principal Executive Offices)     (zip code)



                                 (717) 975-5630
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                     (Telephone number, including area code)

Item 7.  Financial Statements and Exhibits

         Exhibit No.
         -----------

99.1     Press Release, dated January 27, 2004

99.2     Supplemental Information



Item 12.  Results of Operations and Financial Condition

         On January 27, 2004, Pennsylvania Commerce Bancorp, Inc. issued a press release reporting financial results for its fourth quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

         On January 27, 2004, the Registrant also made certain supplemental information available. A copy of the supplemental information is attached as
Exhibit 99.2 to this report.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Pennsylvania Commerce Bancorp, Inc.
                                  ----------------------------------------------
                                                    (Registrant)



  Date: January 27, 2004          /s/ Gary L. Nalbandian
                                  ----------------------------------------------
                                  Gary L. Nalbandian,
                                  Chairman and President

                                  /s/ Mark A. Zody
                                  ----------------------------------------------
                                  Mark A. Zody,
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.                 DESCRIPTION
----------------           --------------------

   99.1                   Press Release of Pennsylvania Commerce Bancorp, Inc.
                          dated January 27, 2004.

   99.2                   Supplemental Information